UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 27, 2025

GigCapital7 Corp.
(Exact name of Registrant as specified in its charter)

Cayman Islands	001-42262	98-1790710
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)
1731 Embarcadero Rd., Suite 200
Palo Alto, CA 94303
(Address of principal executive offices)
(650)
276-7040
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	GIGGU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GIG	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
As GigCapital7 Corp., a Cayman Islands exempted company (“
GigCapital7
”), stated in its Current Report on Form 8-K that it filed with the U.S. Securities and Exchange Commission on October 15, 2025, GigCapital7 and Hadron Energy, Inc., a Delaware corporation (the “
Company
”) will conduct meetings with members of the investment community in connection with certain financing activities in furtherance of their previously announced business combination. The Company is contemplating a private capital raise through the issuance of simple agreements for future equity (“
SAFEs
”) in one or more private placements exempt from registration under the Securities Act of 1933, as amended (the “
Securities Act
”). An updated copy of an investor presentation intended to be used in such meetings is furnished as Exhibit 99.1 to this Current Report on Form 8 K and incorporated herein by reference. In addition, from time to time, GigCapital7 and the Company may use the investor presentation in non-deal
roadshow meetings and in connection with discussions regarding a potential private investment in public equity (“
PIPE
”) financing for the post-closing company, subject to market conditions and other factors.
The information in this Item 8.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Additional Information and Where to Find It
In connection with the proposed business combination between GigCapital7 and the Company (the “
Business Combination
”), GigCapital7 and the Company intend to file a registration statement on Form
S-4
(the “
Registration Statement
”) with the Securities and Exchange Commission (the “
SEC
”), which will include preliminary and definitive proxy statements to be distributed to GigCapital7’s shareholders in connection with GigCapital7’s solicitation of proxies for the shareholder vote in connection with the Business Combination and related transactions, the prospectus relating to the offer of securities to be issued in connection with the Business Combination, and other matters to be described in the Registration Statement. After the Registration Statement has been filed and declared effective by the SEC, GigCapital7 will mail a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination.
BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, GIGCAPITAL7’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/REGISTRATION STATEMENT, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/REGISTRATION STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH GIGCAPITAL7’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AGREEMENT, THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/REGISTRATION STATEMENT BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT GIGCAPITAL7, THE COMPANY AND THE PROPOSED TRANSACTIONS. Shareholders and other interested parties may obtain a copy of these documents, without charge, at the SEC’s website located at
www.sec.gov
or by directing a written request to GigCapital7 Corp., Attn: Corporate Secretary, 1731 Embarcadero Rd., Suite 200, Palo Alto, CA.
NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.
Participants in the Solicitation
The Company, GigCapital7 and their respective directors, executive officers, management and employees, under SEC rules, may be deemed to be participants in a solicitation of proxies of GigCapital7’s shareholders in connection with the Business Combination and related transactions. Investors and shareholders may obtain more detailed information regarding the names, affiliations, and interests of GigCapital7’s directors and executive officers in its filings with the SEC, including GigCapital7’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2024, filed with the SEC on March 6, 2025, as amended by Amendment No. 1 on Form
10-K/A
filed with the SEC on April 16, 2025. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of GigCapital7’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus, along with information concerning the interests of the Company’s and GigCapital7’s participants in the solicitation. Such interests may in some cases be different from those of the Company’s or GigCapital7’s equity holders generally. Investors and security holders may obtain free copies of these documents as described above.

Forward-Looking Statements
Certain statements included in this Current Report on Form
8-K
and the exhibit hereto that are not historical facts are forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “could,” “would,” “should,” “expect,” “possible,” “potential,” “goal,” “opportunity,” “project,” “believe,” “future”, “designed,” “forecast,” “target,” “will,” “anticipate,” “estimate,” “continue,” “intend,” “plan,” “predict,” “seem,” “seek,” “outlook,” and, in each case, similar words and expressions, or their negative variations, and terminology that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements generally relate to future events, including, without limitation, statements, estimates, forecasts or projections regarding the Company’s future manufacturing capacity and plant performance; market opportunity and market share; estimates and projections of adjacent energy sector opportunities; the Company’s projected commercialization costs and timeline; the Company’s ability to demonstrate scientific and engineering feasibility of its technologies; the Company’s ability to attract, retain and expand its future customer base; the Company’s ability to timely and effectively meet construction and development timelines and scale its production and manufacturing processes; the Company’s ability to develop products and services and bring them to market in a timely manner; the Company’s ability to compete successfully with energy products and solutions offered by other companies; the Company’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; the Company’s ability to maintain, protect, and enhance its intellectual property; future ventures or investments in companies or products, services, or technologies; the Company’s expectations regarding regulatory framework development; the potential for and timing of receipt of licenses and permits for current and future operations, including licenses to operate nuclear facilities from the U.S. Nuclear Regulatory Commission; the success of proposed projects for which the Company’s products would provide power, which is outside of the Company’s control; the safety profile of the Company’s technology; the execution and success of any definitive agreements related to partnerships and collaborations between the Company and third parties; the Company’s expectations with respect to future performance; GigCapital7’s and the Company’s respective industries, future events, the anticipated use of the investor presentation by the Company and GigCapital7, potential financing activities by the Company, including any contemplated private placement of SAFEs, potential non-deal
roadshows, and possible PIPE financing discussions, the proposed transactions between GigCapital7 and the Company, the anticipated timing and benefits of the Business Combination, the entry into agreements related to the Business Combination, the consummation of the proposed Business Combination; the estimated or anticipated future results and benefits of the combined company following the proposed transactions, including the likelihood and ability of the parties to successfully consummate the proposed transactions, future opportunities for the combined company, GigCapital7’s or the Company’s future financial or operating performance, and other statements that are not historical facts. In addition, these forward-looking statements include, without limitation, statements regarding GigCapital7’s and the Company’s expectations with respect to future performance and anticipated financial impacts of the proposed private placements, the Business Combination and other transactions, the satisfaction of the closing conditions to the Business Combination and other transactions, and the timing of the completion of the Business Combination and other transactions. Such forward-looking statements are subject to risks, uncertainties (some of which are beyond the control of the Company and/or GigCapital7), and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by GigCapital7 and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, without limitation: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination or other definitive agreements in connection thereto; (2) the outcome of any legal proceedings that may be instituted against the Company, GigCapital7 or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (3) the inability to successfully or timely consummate the Business Combination and related transactions, including due to the failure to obtain consents and approvals of the shareholders of GigCapital7 or the SEC’s declaration of the effectiveness of the Registration Statement (which will including the Proxy Statement/Registration Statement contained therein) to be filed by GigCapital7 and the Company; (4) the failure to obtain financing to complete the transactions or to satisfy other conditions to closing; delays or failures to obtain necessary regulatory approvals required to complete the transactions; (5) changes to the proposed structure of the transactions as a result of applicable laws, regulations or conditions; (6) the ability of GigCapital7 to meet applicable listing standards following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (8) projections, estimates and forecasts of revenue and other financial and performance metrics; (9) projections about industry trends and market opportunity; expectations relating to the demand for the Company’s micro modular reactor (“
MMR
”) technology; (9) the Company’s ability to scale and grow its business; (10) the cash position of the Company following closing of the Business Combination; (11) the risk that the transactions disrupt current plans and operations of the Company as a result of the announcement and consummation of the transactions; (12) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Company to successfully commercialize its MMR, and the Company’s ability to source and maintain key relationships with management and key employees; (13) the ability of the combined company to grow and manage growth profitably, continue developing its properties, maintain relationships with customers and suppliers, and retain its management and key employees; (14) costs related to the transactions; (15) risks relating to significant legal, commercial, regulatory and technical uncertainty regarding the classification and management of nuclear energy resources, including evolving environmental standards, permitting requirements, and potential changes in applicable laws or regulations; changes in applicable laws and regulations; political and economic developments and market volatility; (16) the possibility that the Company and/or its related entities may be adversely affected by other economic, business, and/or competitive factors; (17) risks relating to the Company’s anticipated operations and business, including its focus on the development and commercialization of MMR technologies; (18) the risk that the Company does not ever enter into any definitive agreements in connection with commercialization of its technology; (19) the risk that the Company is pursuing an emerging market; (20) the amount of redemption requests made by the GigCapital7 public shareholders; (21) risks related to the future performance of the Company; (22) the potential need for financing for future operations; (23) financial, political and legal conditions; (24) increased competition in the energy industry; (25) limited supply of materials and supply chain disruptions; and (26) other risks and uncertainties set forth under “Risk Factors” and other documents filed, or to be filed, with the SEC by GigCapital7 and/or the Company, including the Registration Statement that the Company and GigCapital7 intend to file in connection with the Business Combination, and GigCapital7’s other filings with the SEC, as well as any further risks and uncertainties to be contained in the Proxy Statement/Prospectus filed after the date hereof. In addition, there may be additional risks that neither GigCapital7 or the Company presently know, or that GigCapital7 or the Company currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither GigCapital7 nor the Company undertakes any duty to update these forward-looking statements. The inclusion of any statement in this communication does not constitute an admission by GigCapital7, the Company, or any other person that the events or circumstances described in such statement are material.
No Offer or Solicitation
This Current Report on Form
8-K
does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus filed with the SEC meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits:

Exhibit	Description

99.1	Investor Presentation, Q4 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2025	GIGCAPITAL7 CORP.

	By:	/s/ Dr. Avi S. Katz
	Name:	Dr. Avi S. Katz
	Title:	Chief Executive Officer